                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): APRIL 27, 2005 (APRIL 21, 2005)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                    333-91356                    98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)

  103 FOULK ROAD, WILMINGTON, DE                                        19803
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 21, 2005, Zone4Play (UK) Limited (the "Company"), a subsidiary of
Zone 4 Play, Inc., and Cosmotrade Investments Limited ("Cosmotrade") entered into a License Agreement (the "Agreement").

According to the Agreement, the Company granted Cosmotrade a non exclusive, non transferable license for a period of 5 years to distribute, promote and sub-license mobile gaming applications of the Company. Cosmotrade will receive from the Company platforms consisting of ZoneMAS backoffice, ZoneITS server side and four interactive games which are compatible with ten different mobile devices listed in the Agreement. According to the Agreement, the Company is
entitled to receive from Cosmotrade a minimum payment of GBP 290,000, payable in installments upon occurrence of certain events, such payment consisting of a certain fee and a specified monthly revenue share. In the event that Cosmotrade seeks to use the applications and platforms provided by the Company with respect to mobile devices other than the ones listed in the Agreement, the Company shall be entitled to receive from Cosmotrade an additional specified amount per game per device. A copy of the Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above summary of the Agreement is not complete and is subject to and qualified in its entirety by reference to the text of the Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Exhibit 10.1     License Agreement, dated April 21, 2005, by and between
                      Zone4Play (UK) Limited and Cosmotrade Investments Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        ZONE 4 PLAY, INC.
                                                        (registrant)

                                                        By: /s/ Uri Levy
Date: April 27, 2005                                    ----------------
                                                        Uri Levy
                                                        Chief Financial Officer